Exhibit 10.2

Execution Version

PARENT GUARANTY

This Parent Guaranty dated as of May 4, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”) is executed by the undersigned (the “Parent”) in favor of Wells Fargo Bank, National Association, as Administrative Agent for the ratable benefit of the Lender Parties (as defined in the Credit Agreement referred to below).

INTRODUCTION

A. Rowan Companies, Inc., a Delaware corporation (the “Existing Borrower”, and together with the Parent, each a “Borrower” and collectively, the “Borrowers”), the Lender Parties party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, are parties to that certain Credit Agreement dated as of September 16, 2010, as amended by that certain Amendment No. 1 dated as of June 30, 2011 (as so amended, and as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein).

B. This Guaranty is given in connection with that certain Amendment No. 2 to Credit Agreement dated as of May 4, 2012 (the “Amendment”) among the Borrowers, the Administrative Agent and the Lender Parties party thereto.

C. It is a requirement under the Amendment that the Parent guarantee the due payment and performance of all Obligations.

D. The Parent is executing and delivering this Guaranty (a) to induce the Lenders to provide and continue to provide Advances under the Credit Agreement, (b) to induce the Issuing Lenders to provide and continue to provide Letters of Credit under the Credit Agreement, and (c) intending it to be a legal, valid, binding, enforceable and continuing obligation of the Parent.

NOW, THEREFORE, in consideration of the premises, the Parent, for the benefit of the Lender Parties, does hereby further agree as follows:

AGREEMENT

1. Guaranty. The Parent hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of all Obligations, whether direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, under the Credit Documents (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lender Parties in connection with the collection or enforcement thereof), and whether recovery upon such Obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Parent or any Credit Party under Debtor Relief Laws, and including interest that accrues after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). Any Lender Party’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Parent and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Parent under this Guaranty, and the Parent hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of the Parent hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar United States federal or state law, or applicable foreign law.

2. No Setoff or Deductions; Taxes; Payments. The Parent shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Parent is compelled by law to make such deduction or withholding. If any such obligation (other than Excluded Taxes) is imposed upon the Parent with respect to any amount payable by it hereunder, the Parent will pay to such Lender Party, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable such Lender Party to receive the same net amount which such Lender Party would have received on such due date had no such obligation been imposed upon the Parent. The Parent will deliver promptly to the applicable Lender Party certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Parent hereunder. The obligations of the Parent under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

3. Rights of Lender. The Parent consents and agrees that the Lender Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate in accordance with the Credit Agreement or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) to the extent permitted by law, apply such security and direct the order or manner of sale thereof as the Lender in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Parent consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Parent under this Guaranty or which, but for this provision, might operate as a discharge of the Parent.

4. Certain Waivers. The Parent waives (a) any defense arising by reason of any disability or other defense of the other Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Lender) of the liability of the other Borrower; (b) any defense based on any claim that the Parent’s obligations exceed or are more burdensome than those of the other Borrower; (c) the benefit of any statute of limitations affecting the Parent’s liability hereunder; (d) any right to require the Lender Parties to proceed against the other Borrower or any other guarantor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in any Lender Party’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Lender Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. The Parent expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

5. Obligations Independent. The obligations of the Parent hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Parent to enforce this Guaranty whether or not the other Borrower or any other person or entity is joined as a party.

6. Subrogation. The Parent shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of the Lender Parties or facilities provided by the Lender Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Parent in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Administrative Agent for the benefit of the Lender Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash, all Letters of Credit have expired, terminated or been cash collateralized and the Revolving Commitments of the Lender Parties with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrowers, any Credit Party or the Parent is made, or any Lender Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by a Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not any Lender Party is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Parent under this paragraph shall survive termination of this Guaranty.

8. Subordination. The Parent hereby subordinates the payment of any obligation of any Credit Party to the Parent as subrogee of the Lender Parties or resulting from the Parent’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or indebtedness of any Credit Party to the Parent shall be enforced and performance received by the Parent as trustee for the Administrative Agent for the benefit of the Lender Parties and the proceeds thereof shall be paid over to the Administrative Agent for the benefit of the Lender Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Parent under this Guaranty.

9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Parent or the other Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Parent immediately upon demand by the Administrative Agent.

10. Expenses. The Parent shall pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Administrative Agent or any Lender Party’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any

“workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Administrative Agent or any Lender Party in any proceeding any Debtor Relief Laws. The obligations of the Parent under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

11. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent, the Majority Lenders and the Parent. No failure by the Administrative Agent or any Lender Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent, the Majority Lenders and the Parent in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Parent for the benefit of the Lender Parties or any term or provision thereof.

12. Condition of the other Borrower. The Parent acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the other Borrower and any other guarantor such information concerning the financial condition, business and operations of the other Borrower and any such other guarantor as the Parent requires, and that the Lender Parties have no duty, and the Parent is not relying on the Administrative Agent or any other Lender Party at any time, to disclose to the Parent any information relating to the business, operations or financial condition of the other Borrower or any other guarantor (the guarantor waiving any duty on the part of the Administrative Agent or any Lender Party to disclose such information and any defense relating to the failure to provide the same).

13. Setoff. If and to the extent any payment is not made when due hereunder, the Administrative Agent or any other Lender Party may setoff and charge from time to time any amount so due against any or all of the Parent’s accounts or deposits with such Lender Party.

14. Representations and Warranties. The Parent represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

15. Indemnification and Survival. Without limitation on any other obligations of the Parent or remedies of the Administrative Agent or any other Lender Party under this Guaranty, the Parent shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and the other Lender Parties from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Administrative Agent or such Lender Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms. The obligations of the Parent under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

16. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Guaranty shall (a) bind the Parent and its successors and assigns, provided that the Parent may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and the Majority Lenders or the Lenders, as required by the Credit Agreement (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Administrative Agent, and the other Lender Parties and their respective successors and assigns and each Lender Party may, without notice to the Parent and without affecting the Parent’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part, to the extent permitted by the Credit Agreement. The Parent hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or New York state court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Administrative Agent or any Lender Party in connection with such action or proceeding shall be binding on the Parent if sent to the Parent by registered or certified mail at the address for the Parent specified in the Credit Agreement and in the manner provided for notices in Section 9.7 of the Credit Agreement or Section 9.19 of the Credit Agreement.

17. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PARENT AND EACH LENDER PARTY EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Follows]

Executed as of the day, month and year first written above.

ROWAN COMPANIES PLC, an English public limited company

By:	/s/ William H. Wells
Name:	William H. Wells
Title:	Chief Financial Officer, Senior
Vice President and Treasurer

Signature Page to Parent Guaranty – Rowan Companies, Inc.